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Exhibit 25.1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐	CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b) (2)

WELLS FARGO BANK, NATIONAL ASSOCIATION
(Exact name of trustee as specified in its charter)

A National Banking Association (Jurisdiction of incorporation or organization if not a U.S. national bank)	94-1347393 (I.R.S. Employer Identification No.)
101 North Phillips Avenue Sioux Falls, South Dakota (Address of principal executive offices)	57104 (Zip code)

Wells Fargo & Company
Law Department, Trust Section
MAC N9305-175
Sixth Street and Marquette Avenue, 17th Floor
Minneapolis, Minnesota 55479
(612) 667-4608
(Name, address and telephone number of agent for service)

FOSTER WHEELER LLC1
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	22-3803814 (I.R.S. Employer Identification No.)
Perryville Corporate Park Clinton, New Jersey (Address of principal executive offices)	08809-4000 (Zip code)

10.359% Senior Secured Notes due 2011, Series A
(Title of the indenture securities)

(1)
See Table 1—List of additional obligors

Table 1

        Address of each of the Guarantors listed below is Perryville Corporate Park, Clifton, New Jersey 08809-4000.

	Subsidiary Guarantor	Jurisdiction of Incorporation	I.R.S. Employer Identification Number
1.	Continental Finance Company Ltd.	Bermuda	Not applicable
2.	Energy Holdings, Inc.	Delaware	32-0100498
3.	Equipment Consultants, Inc.	Delaware	22-1899985
4.	Financial Services S.a.r.l.	Luxembourg	Not applicable
5.	Foster Wheeler Holdings Ltd.	Bermuda	22-3814170
6.	Foster Wheeler Asia Limited	Delaware	22-2428000
7.	Foster Wheeler Capital & Finance Corporation	Delaware	22-3486371
8.	Foster Wheeler Constructors, Inc.	Delaware	22-2749540
9.	Foster Wheeler Development Corporation	Delaware	22-2109044
10.	FW Energie B.V.	Netherlands	Not applicable
11.	Foster Wheeler Energy Corporation	Delaware	22-2023682
12.	Foster Wheeler Energy Manufacturing, Inc.	Delaware	22-3293071
13.	Foster Wheeler Energy Services, Inc.	California	76-0271671
14.	Foster Wheeler Enviresponse, Inc.	Delaware	22-2574074
15.	Foster Wheeler Environmental Corporation	Texas	75-2512450
16.	Foster Wheeler Europe Limited	England	Not applicable
17.	Foster Wheeler Facilities Management, Inc.	Delaware	22-3144074
18.	Foster Wheeler Inc.	Delaware	22-3800664
19.	Foster Wheeler Intercontinental Corporation	Delaware	13-2884486
20.	Foster Wheeler International Corporation	Delaware	13-6152983
19.	Foster Wheeler International Holdings, Inc.	Delaware	22-3800663
20.	Foster Wheeler Ltd.	Bermuda	22-3802649
21.	Foster Wheeler Middle East Corporation	Delaware	22-3229745
22.	Foster Wheeler North America Corp.	Delaware	22-3248302
23.	Foster Wheeler Power Corporation	Delaware	22-2180356
24.	Foster Wheeler Power Systems, Inc.	Delaware	22-2271893
25.	Foster Wheeler Pyropower, Inc.	New York	95-3565932
26.	Foster Wheeler Real Estate Development Corp.	Delaware	22-2571704
27.	Foster Wheeler Realty Services, Inc.	Delaware	22-3800667
28.	Foster Wheeler USA Corporation	Delaware	22-2023683
29.	Foster Wheeler Virgin Islands, Inc.	Delaware	22-3235076
30.	Foster Wheeler Zack, Inc.	Delaware	22-3388258
31.	FW Hungary Licensing Limited Liability Company	Hungary	12562895-2-18
32.	FW Mortshal, Inc.	Delaware	33-0383026
33.	HFM International, Inc.	Delaware	22-2933225
34.	PGI Holdings, Inc.	Delaware	32-0100496
35.	Process Consultants, Inc.	Delaware	22-1830450
36.	Pyropower Operating Services Company, Inc.	California	33-0249382
37.	Perryville III Trust	New York	Not applicable

Item 1.    General Information.    Furnish the following information as to the trustee:

  (a)
  Name and address of each examining or supervising authority to which it is subject.

    Comptroller of the Currency
    Treasury Department
    Washington, D.C.

    Federal Deposit Insurance Corporation
    Washington, D.C.

    Federal Reserve Bank of San Francisco
    San Francisco, California 94120

  (b)
  Whether it is authorized to exercise corporate trust powers.

    The trustee is authorized to exercise corporate trust powers.

Item 2.    Affiliations with Obligor.    If the obligor is an affiliate of the trustee, describe each such affiliation.

        None with respect to the trustee.

        No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.    Foreign Trustee.    Not applicable.

Item 16.    List of Exhibits.    List below all exhibits filed as a part of this Statement of Eligibility.

Exhibit 1.	A copy of the Articles of Association of the trustee now in effect.*
Exhibit 2.	A copy of the Comptroller of the Currency Certificate of Corporate Existence and Fiduciary Powers for Wells Fargo Bank, National Association, dated February 4, 2004.**
Exhibit 3.	See Exhibit 2
Exhibit 4.	Copy of By-laws of the trustee as now in effect.***
Exhibit 5.	Not applicable.
Exhibit 6.	The consent of the trustee required by Section 321(b) of the Act.
Exhibit 7.	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.****
Exhibit 8.	Not applicable.
Exhibit 9.	Not applicable.
*
Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

**
Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

***
Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

****
Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the form S-3 dated August 24, 2004 of Digital River, Inc. file number 333-118519.

SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 14th day of October 2004.

WELLS FARGO BANK, NATIONAL ASSOCIATION
/S/ JEFFERY T. ROSE Jeffery T. Rose Corporate Trust Officer

EXHIBIT 6

October 14, 2004

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

        In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Very truly yours,
WELLS FARGO BANK, NATIONAL ASSOCIATION
/s/ JEFFERY T. ROSE Jeffery T. Rose Corporate Trust Officer

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Table 1
SIGNATURE